UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2021

UNITED STATES ANTIMONY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Montana	001-08675	81-0305822
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

47 Cox Gulch, P.O. Box 643 Thompson Falls, Montana	59873
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 406-827-3523

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Item 3.03 Material Modification to Rights of Security Holders.

As noted in the Current Report on Form 8-K filed by United States Antimony Corporation (the “Company”) with the U.S. Securities and Exchange Commission on January 6, 2021, on December 31, 2020, at the Company’s 2020 Annual Meeting of Stockholders, the stockholders of the Company adopted the Second Amended and Restated Articles of Incorporation of the Company (the “Second Restated Articles”). The Second Restated Articles, among other things, increases the number of authorized shares of the common stock, par value $0.01 per share, of the Company, from 90,000,000 to 150,000,000.

On January 13, 2021, the Company filed the Second Restated Articles with the Secretary of State of the State of Montana. The foregoing description of the Second Restated Articles is qualified in its entirety by the full text of the Second Restated Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 13, 2021, Craig W. Thomas, a member of the Board of Directors of the Company and a member of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, resigned from the Board of Directors for personal reasons. Mr. Thomas did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Thomas’ resignation is effective immediately. The Board of Directors intends to consider recommendations from the Corporate Governance and Nominating Committee to fill the vacancy created by the resignation of Mr. Thomas.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: January 15, 2021	By:	/s/ John C. Gustavsen
	Name:	John C. Gustavsen
	Title:	Interim Chief Executive Officer